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EXHIBIT 24.1



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson Corporation, a Delaware corporation (the "Company") do hereby constitute and appoint Ivan D. Meyerson and Kristina Veaco his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Company's Common Stock, par value $.01 per share, that may be issued by the Company under the McKesson Corporation 1997 Non-employee Directors' Equity Compensation and Deferral Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

/s/ ALAN SEELENFREUND
-------------------------------
Alan Seelenfreund
Chairman of the Board

/s/ JOHN H. HAMMERGREN
-------------------------------
John H. Hammergren
President and Chief
Executive Officer and Director

/s/ WILLIAM R. GRABER
-------------------------------
William R. Graber
Senior Vice President and Chief
Financial Officer

/s/ ALFRED C. ECKERT III
-------------------------------
Alfred C. Eckert III
Director

/s/ TULLY M. FRIEDMAN
------------------------------
Tully M. Friedman
Director

/s/ M. CHRISTINE JACOBS
------------------------------
M. Christine Jacobs
Director

/s/ MARTIN M. KOFFEL
------------------------------
Martin M. Koffel
Director

/s/ GERALD E. MAYO
------------------------------
Gerald E. Mayo
Director

/s/ JAMES V. NAPIER
------------------------------
James V. Napier
Director

/s/ CARL E. REICHARDT
------------------------------
Carl E. Reichardt
Director

/s/ JANE E. SHAW
------------------------------
Jane E. Shaw
Director

Dated: August 13, 2001